UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 9, 2006

                         Presidential Realty Corporation
             (Exact name of registrant as specified in its charter)

          DELAWARE                 1-8594              13-1954619
(State or other jurisdiction    (Commission         (I.R.S. Employer
      of incorporation)         File Number)      Identification Number)

180 South Broadway, White Plains, New York               10605
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code   (914) 948-1300


                           No change since last Report
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition.

      On November 9, 2006, Presidential Realty Corporation issued the press release announcing financial results for the three months and nine months ended September 30, 2006.

      A copy of this press release is annexed hereto as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 13, 2006                    PRESIDENTIAL REALTY CORPORATION



                                            By:/s/ Jeffrey F. Joseph
                                               ----------------------------
                                               Jeffrey F. Joseph
                                               President


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INDEX TO EXHIBITS


Exhibit No.             Description

99.1                    Press Release dated November 9, 2006


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